                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2002
                                 --------------

                             ESSENTIAL REALITY, INC.
             (Exact name of registrant as specified in its charter)

   Nevada                               000-32319              33-0851302
   -----------------------------------------------------------------------------
   (State or other jurisdiction        (Commission           (IRS Employer
   of incorporation)                   File Number)          Identification No.)

             49 West 27th Street, Suite 7E, New York, New York 10001
             -------------------------------------------------------
                    (Address of principal executive offices)

        Registrant'stelephone number, including area code: 212-244-3200
                                                           ------------

                                   JPAL, INC.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            (a) Description of the Transaction.  Essential Reality,  Inc. (f/k/a
JPAL, Inc.) (the "Company") entered into an Amended Contribution  Agreement (the
"Contribution  Agreement"),  dated as of April 24, 2002, with Essential Reality,
LLC ("ER LLC"),  Martin Abrams,  John Gentile,  Anthony  Gentile and LCG Capital
Group,  LLC,  whereby all of the members of ER LLC contributed  their membership interests  in ER LLC to the Company in exchange  for an  aggregate  of 9,600,000 shares  of  the  Company's  common  stock  (the  "Exchange").  The  Contribution
Agreement was amended as of June 14, 2002 to change the maturity date of certain bridge notes. Following the Exchange, ER LLC, then a wholly-owned  subsidiary of the Company,  was merged with and into the Company. The Exchange was consummated on June 20, 2002. The Company financed the transaction with shares of its common stock having a market value of approximately $29,000,000.

            (b) The  Business.  The Company now operates the business of ER LLC.
The following is a brief description of such business:

This description contains certain forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. When used in this description,  the
words  "estimate,"  "project,"   "anticipate,"  "expect,"  "intend,"  "believe,"
"seek," "plan," as well as variations of such words and similar expressions, are intended to identify forward-looking statements. While management of the Company
believes  these  statements  are  reasonable,   it  is  being  noted  that  such
forward-looking   information   involves  risks  and  uncertainties  that  could
significantly affect results in the future particularly in view of the Company's early stage  operations  and,  accordingly,  such  results may differ from those expressed in any forward-looking statements made by or on behalf of the Company.
These risks and uncertainties  include,  but are not limited to, those set forth in the section "Risk Factors" below.

            General

            Founded in 1999,  ER LLC is a developer  of  real-time  tracking and sensory  technologies.  The Company will focus on combining  these  technologies into  products  that enhance the  interaction  between human beings and personal
computers,   game  consoles,   computer   tablets  and  other  related   devices
(collectively referred to as "Computer Platforms").

            The Company expects to have its first product, the P5(TM), available for sale during the second half of 2002.  The P5(TM) is a glove-like  peripheral device  that could  substantially  improve  the way  individuals  interact  with
Computers  Platforms.  The P5(TM),  which can be offered at a mass market  price point, addresses technological limitations of current input devices. The Company expects the P5(TM) to be suitable for multiple applications including:

     o      Electronic  Gaming - games  produced for play on PCs,  game consoles and location-based entertainment sites;

     o      Commercial  Applications - such as animation,  computer aided design
            (CAD), simulation training, disability and education; and

     o      Other Computer Interactions - Internet browsing and navigation,  and general computer interaction.

            The P5(TM) Product Family

            Since the advent of the mouse,  relatively little has changed in the way of computer input devices,  despite the fact that computers and applications
have  changed  dramatically,   growing  increasingly  complex  and  specialized.
Applications, particularly in the electronic gaming and commercial markets, have
migrated   from   flat    two-dimensional    (2D)   interfaces   to   intuitive,
three-dimensional  (3D)  environments.  However,  input  devices  continue to be dominated  by  2D  products  including  mouse  controllers  and  gaming-specific peripherals such as joysticks,  steering wheels, proprietary console controllers and the like.

            The  P5(TM)  is  based  on  the   Company's   patented  and  several
patent-pending technologies, one of which was incorporated in the "Power Glove."
The Power Glove was introduced to the market in the late 1980s as an alternative controller for use only with the 8-bit Nintendo  Entertainment  System,  part of the first  generation  of game  consoles  sold to the mass  market.  The product eventually sold approximately one million units in the United States, Europe and
Japan.  Subsequent to a decline in consumer demand for  first-generation  gaming consoles in the early 1990s, such Nintendo system ceased sales.  Therefore,  the
Power Glove technology was not used nor further developed awaiting the return of
Computer Platforms and applications that could benefit from its utility.

            With the  significant  increase in sales of Computer  Platforms  and applications  in the late 1990s,  ER LLC engaged  developers in 1999 to create a peripheral  device based on ER LLC's  belief that the  consumer  and  commercial markets were ripe for a product with the capabilities of the P5(TM).  The P5(TM)
is a glove-like  peripheral that has been engineered to capture five-finger bend sensitivity  enabling  gesture  recognition,  combined with an optical  tracking technology  that will  capture  the  movement  of the hand in 3D space  with six degrees of freedom (X, Y, Z, yaw, pitch and roll), without the use of the mouse, joystick, keyboard or the like.

            The P5(TM) is a lightweight and comfortable  peripheral,  which is a
Universal  Serial Bus (USB) based  product  that will allow for direct "plug and play" in personal  computers as well as the Sony PlayStation2 game console.  The
Company anticipates  compatibility with additional  Computer Platforms,  such as the Microsoft  Xbox, in the future.  According to a Dataquest Inc. market study,
100% of PC shipments in 2001 were  USB-compatible  units, with an installed base of over 500  million  PC units.  There are  approximately  27  million  computer peripherals  that  are  USB-compatible  and the  growth  of  these  products  is anticipated to reach over 400 million by the year 2003.

            Research & Product Development

            Currently,  product  research and  development  is conducted  via an exclusive  arrangement  between  the Company  and a Canadian  based  entity that currently  employs a team of  eleven  technicians  who  spend all of their  time working on Company  products.  The Company has planned for future  products that will take the initial  P5(TM)  through  several  stages of evolution,  which may include a wireless  product,  a two-handed  version,  the ability to incorporate biometrics,  and a product with tactile feedback. The Company is also seeking to develop other  products,  of which  several are  currently in initial  phases of development,  that will utilize one or more of the Company's  technologies.  The combination of future generations of the P5(TM) and the creation of new products will increase the commercial  opportunities for the Company in both existing and new markets.

            Sales and Marketing

            The Company has identified  numerous sales and marketing channels to build a brand and capture a mass market for the P5(TM), as well as other planned products. The Company anticipates that the sales distribution of the P5(TM) will initially utilize an electronic gaming market retail strategy, expanding into an
OEM and direct sales effort for penetration of commercial and other markets. The
Company  plans to sell the P5(TM)  into  multiple  channels,  including  but not limited  to  domestic  and  international  retail,  e-commerce  outlets,  direct marketing and OEM/private label partnerships.

            The  P5(TM)  was  formally   introduced   at  the  2000   Electronic
Entertainment Expo (E3, May 2000) to enthusiastic responses from game developers and publishers. As of this date, the P5(TM) has appeared, and in some cases been featured, in over 125 print/online publications and on over 25 television, radio and online  segments.  In recent  months  alone,  the P5(TM) has been covered by
publications  including  CNN,  Wired  Magazine,   Popular  Science,  MAC  World,
MACAddict,  Kiplingers, The History Channel, KTLA's Curt The Cyberguy, Discovery
Channel (Canada), Newsweek (Japan) and the Regis and Kelly Show.

            The Company has signed 20 letters of intent  with  various  software
development  firms  to  incorporate  the  P5(TM)  into  applications   including
electronic gaming and commercial markets. These letters of intent, however, only represent expressions of interest and are not binding commitments.  There can be no  assurance  that any  definitive  agreements  with  such  developers  will be finalized or that the Company will realize any revenues from such relationships.

            Furthermore, ER LLC briefly advertised the availability of a limited number of software  development kits (SDKs) to the developer  community,  and in less  than one  month  received  in  excess  of 450 SDK  applications  from game developers and from numerous  commercial software  developers,  including in the areas  of  3D  Animation,  CAD,  education  and  research,  Internet/multimedia, military  and other  commercial  markets.  The Company has begun to  selectively respond to those  applications  by beginning to offer SDKs to the most promising software  developers,  including premier electronic game development  companies.
However, there can be no assurance that any developers will want to integrate or create content that is P5(TM) compatible.

            Lastly, the Company has received multiple indications of significant interest from major  retailers to begin shipping during the second half of 2002.
While there have been no definitive  final  agreements  with any such retailers, the Company  expects to start  receiving  actual  purchase  orders,  pending the
successful   completion  of  vendor   integration  and  the  final   contractual
negotiations with the respective  retailers.  Such process has already commenced with several key  retailers.  The Company  continues to solicit other  retailers and/or distributors,  both domestically and  internationally,  for P5(TM) volume commitments.

            (c) Risk Factors. The following risk factors relate to the Company's business:

LIMITED OPERATING HISTORY MAKES EVALUATING OUR BUSINESS DIFFICULT.

            To  date,  ER  LLC's   operations   have   consisted   primarily  of
organizational  activities and product development.  Accordingly,  there is very limited  operating  history upon which an evaluation of our prospects and future performance  can be  based.  There can be no  assurance  that we will be able to develop our products as we  envision,  raise  additional  capital to develop our business,  generate revenues or become a viable business.  Our prospects must be considered in the light of the risks,  uncertainties,  expenses and difficulties frequently  encountered  by  companies  in their  early  stages of  development, particularly  companies in new and rapidly evolving markets,  such as electronic gaming.

WE REQUIRE ADDITIONAL FINANCING.

            ER LLC has no revenues to date.  The Company  anticipates,  based on currently  proposed plans and assumptions  relating to the implementation of its business plan  (including the timetable of costs and expenses  associated  with, and success of, its marketing efforts), that the net proceeds of ER LLC's recent securities  offering (the  "Offering"),  together with  projected  revenues from operations,  will be sufficient to satisfy the Company's  operations and capital requirements for approximately six months.  There can be no assurance,  however, that such funds will not be expended prior thereto due to unanticipated  changes in  economic  conditions  or other  unforeseen  circumstances.  In the event the
Company's plans change or its assumptions  change or prove to be inaccurate (due to  unanticipated  expenses,  difficulties,  delays  or  otherwise)  or the  net
proceeds  of  the  Offering  and  projected   revenues  otherwise  prove  to  be
insufficient  to fund  the  implementation  of the  Company's  business  plan or working capital  requirements,  the Company could be required to seek additional financing  sooner  than  currently  anticipated.  The  Company  has  no  current arrangements with respect to any additional financing.  Consequently,  there can be no assurance that any  additional  financing will be available to the Company when needed, on commercially reasonable terms or at all. Any inability to obtain additional  financing  when needed could have a material  adverse  effect on the
Company, requiring it to curtail and possibly cease its operations. In addition, any  additional  equity  financing  may  involve  substantial  dilution  to  the interests of the Company's then existing security holders.

WE EXPECT TO INCUR  OPERATING  LOSSES AND NEGATIVE CASH FLOW FOR THE FORESEEABLE
FUTURE.

            We expect to incur significant net losses and to experience negative cash  flow for the  foreseeable  future.  Our  success  depends  on the  further development of our products,  establishing and  strengthening our brand, as well as establishing  distribution  channels for our products and relationships  with retailers.  Accordingly,  we intend to make significant capital  expenditures to market,  promote,  manufacture  and  develop  our  products  and to execute  our business  model.  As a result of such  expenditures,  we will  need to  generate significant  revenues to achieve  profitability.  There can be no assurance that the Company will ever achieve revenues or profitable operations.

WE NEED TO MANAGE OUR GROWTH EFFECTIVELY.

            We   believe   that  our  growth   through   the   development   and
implementation   of  our   business   plan  will   result  in  an   increase  in
responsibilities  on our management  team and will place added  pressures on our operating and financial  resources.  To manage this anticipated  growth, we must implement systems and train, manage and integrate our employees as we expand our employee  base. We cannot assure you that we have made adequate  allowances  for the costs and risks associated with this growth, that our procedures or controls will be adequate to support our operations,  or that our management will be able to  successfully  offer and expand our products.  If we are unable to manage our growth effectively, our business could be materially adversely affected.

IF CONTENT DEVELOPERS DO NOT INTEGRATE OUR CODE AND THE CONSOLE COMPANIES DO NOT
ACCEPT US FOR LICENSING OR SUPPORT, THE FULL CAPABILITIES OF THE P5TM MAY NOT BE
REALIZED.

            The full  capabilities  of the P5TM cannot  initially be realized on their  own.  However,  it is  anticipated  that PC or Mac users  will be able to achieve  mouse  and  joystick  default.  In  order  to  achieve  the  full  P5TM experience,  a content developer must integrate our code into their content.  We also must be accepted into a console-licensing  program, and we may need to make hardware and/or software modifications based on the consoles specifications,  in order for the P5TM to achieve compatibility with such consoles.  Certain content developers can receive our code as part of our software developer kit. Once they integrate  our code,  we will  need to be  technologically  compatible  with the various consoles. The Company has applied for participation in certain licensing programs.  There can be no assurance that the content  developers will integrate our code,  that we will be accepted into the various  console  licensing/support programs  or that the  P5TM  will be able to  achieve  compatibility  with  such consoles.

RAPIDLY CHANGING TECHNOLOGY COULD HURT OUR OPERATING RESULTS.

            The electronic gaming market,  the computer  peripherals  market, as well as other  commercial  markets such as  education,  design and web browsing, generally  are  associated  with rapidly  changing  technology  and frequent new product  introductions,  which often leads to obsolescence and significant price erosion over the life of a product.  The  introduction of new  technologies  can render existing products obsolete or unmarketable. In addition, a broad range of competing and incompatible  emerging technologies may lead consumers to postpone buying decisions until a particular platform gains widespread  acceptance.  As a result,  our products  developed for such platforms may not generate  sufficient sales to make such products  profitable.  Obsolescence  of software or platforms could leave us with increased inventories of unsold products, which would have a material adverse effect on our operating results.

            We need to anticipate  technological  changes and continually  adapt our new products to emerging industry  standards to remain  competitive in terms of price  and  performance.  The  development  of new,  technologically-advanced products and  enhancements  is a complex and uncertain  process  requiring  high levels of  innovation  as well as the  anticipation  of  technology  and  market trends. We may not be able to identify, develop,  manufacture,  market, sell, or support new products and enhancements successfully, new products or enhancements may not achieve market acceptance,  or we may not be able to respond effectively to technology changes,  emerging industry standards or product  announcements by
competitors.   In  addition,  some  of  our  competitors  may  have  patents  or intellectual  property  rights  that  prevent  us from  being  able  to  respond
effectively   to  new  or   emerging   technologies   and  changes  in  customer
requirements. New product announcements by us could cause our customers to defer purchases of existing products or cause distributors to request price protection credits  or stock  rotations.  Any of these  events  could  materially  harm our business, financial condition and results of operations.

THE ELECTRONIC GAMING MARKET IS CYCLICAL, AND THE COMPANY MAY FAIL TO ANTICIPATE
CHANGING CONSUMER PREFERENCES.

            Our  business  is subject to all of the risks  generally  associated with the  electronic  gaming  markets,  which have been cyclical in nature.  Our future operating results will depend on numerous factors beyond our control that change rapidly and cannot be predicted, including:

            o   The  popularity  and  timing  of new games  and  software  being released and distributed that are compatible with our products;
            o   International,   national  and  regional  economic   conditions,
                particularly    economic    conditions    adversely    affecting
                discretionary consumer spending;
            o   Changes  in  consumer  demographics;
            o   The availability of other forms of entertainment;
            o   Critical  reviews  and  public  tastes  and  preferences;
            o   Acceptance of the P5TM code by global content companies,  gaming and other secondary market developers; and
            o   The  Company's  inability  to expand its  product mix beyond the
                P5(TM)  rapidly  enough to  diversify  and  insulate its revenue model from a premature downturn in the computer gaming industry.

            We must  anticipate and respond to rapid changes in consumer  tastes and  preferences.  A  decline  in the  popularity  of video and  computer  games requiring  3D-software  manipulation could cause sales of our product to decline dramatically.

3D  ENVIRONMENTS,  ON WHICH WE HAVE BASED OUR FIRST PRODUCT LAUNCH AND NEAR-TERM
BUSINESS FOCUS, MAY NOT ACHIEVE SIGNIFICANT MARKET ACCEPTANCE.

            Our  development  efforts with respect to the P5(TM) may not lead to
marketable   products  that  generate   sufficient  revenues  to  recover  their
development and marketing costs, especially if games using the 3D environment do not reach a significant  level of market  acceptance.  This risk may increase in the future, as continuing  increases in development costs require  corresponding increases in net sales in order for us to maintain profitability.

            We have devoted and will continue to devote significant  development and marketing resources on products designed for USB-compatible systems. If such systems do not achieve wide  acceptance by consumers or such  manufacturers  are unable to ship a significant number of such units in a timely fashion, or if the sale of our product fails to meet our  expectations,  we will  experience  lower than expected sales.

THE COMPANY'S QUARTERLY  OPERATING RESULTS MAY VARY  SIGNIFICANTLY,  WHICH COULD
CAUSE THE PRICE OF THE COMPANY'S SECURITIES TO DECLINE.

            The Company may experience wide fluctuations in quarterly  operating results.  The electronic  gaming market is highly seasonal,  with sales of games and related  devices  typically  higher during the holiday  buying  season.  Our failure or  inability  to produce  products on a timely  basis to meet  seasonal fluctuations  in demand will harm our  business  and  operating  results.  These fluctuations  could also cause the price of our  securities  to  decline.  Other factors that cause fluctuations include, but are not limited to:

    o       Volume and timing of orders received during the quarter;
    o       Timing of new product introductions by us and our industry and their acceptance by the market;
    o       Impact of  competition  on our average  selling prices and operating expenses;
    o       Our  inventory  levels  or  inventory  levels  in  the  distribution channels;
    o       Product  returns  from  customers;  and
    o       Changes in technologies and their acceptance by the market.

            Our expense levels are based, in part, on our expectations regarding future sales and therefore,  our operating results would be harmed by a decrease in  sales  or a  failure  to meet  our  sales  expectations.  The  uncertainties associated with peripheral devices design, development and manufacturing make it difficult  to predict  the  quarter in which our  products  will be shipped  and therefore,  may  cause  us to fail to meet  financial  expectations.  In  future quarters our  operating  results may fall below the  expectations  of securities analysts and investors. In this event, the trading price of our securities could significantly decline.

THE PERIPHERAL INPUT DEVICE MARKET IS HIGHLY COMPETITIVE.

            The  market  for  peripheral  input  devices,  including  mouses and joysticks, is very competitive.  In addition,  Microsoft, Sony and Nintendo, who currently dominate the interactive entertainment hardware and software industry, may  determine  to  develop  their own 3D  peripheral  port  device or limit the functionality of input devices utilizing their USB ports, and have the financial resources to withstand  significant price competition and to implement extensive advertising  campaigns.  Many of our  competitors  have far  greater  financial, technical,  personnel and other resources than we do, and many are able to carry larger inventories and adopt more aggressive  pricing policies.  Prolonged price competition  or reduced  operating  margins  would cause our profits to decrease significantly.

INCREASED  COMPETITION  FOR LIMITED  SHELF SPACE AND  PROMOTIONAL  SUPPORT  FROM
RETAILERS  COULD  AFFECT THE  SUCCESS OF OUR  BUSINESS  AND  REQUIRE US TO INCUR
GREATER EXPENSES TO MARKET OUR PRODUCTS.

            Retailers   typically  have  limited  shelf  space  and  promotional
resources,  and  competition  is  intense  among an  increasing  number of newly introduced  interactive  entertainment  software  products and related items for adequate levels of shelf space and promotional  support.  Competition for retail shelf  space is  expected to  increase,  which may  require us to  increase  our marketing expenditures.  Competitors with more extensive lines, popular products and financial resources frequently have greater bargaining power with retailers.
Accordingly, we may not be able to achieve the levels of support and shelf space that such competitors receive.

PRODUCT RETURNS THAT EXCEED OUR ACCRUALS OR PRODUCTS  DELIVERED BUT NOT SOLD MAY
SIGNIFICANTLY IMPACT OUR FINANCIAL RESULTS.

            As a manufacturer of consumer  products,  we are exposed to the risk of product  returns,  either  through the exercise by  customers of  contractual return  rights or as a result of our  assistance  in  balancing  inventories  of retailers  and  distributors,  as well  as the  risk of  products  delivered  to retailers not being sold to consumers.  A portion of our net sales may result in increased  inventory  at our  distributors  and  resellers,  which could lead to reduced  orders  by these  customers  in  future  periods.  Overstocking  by our distributors and retailers may lead to higher than normal returns or a deduction based on the amount of product not sold.  The  difficulty in  predicting  future sales  increases the risk that new product  introductions,  price  reductions or other factors affecting the electronic gaming market would result in significant
product  returns.  In  addition,   we  intend  to  introduce  product  upgrades,
enhancements  and improved  packaging,  and thus may experience  higher rates of return on our older products.

            We expect to recognize revenue upon product  shipment,  less amounts for  estimated  returns.  We expect that  amounts  provided  for returns will be estimated based upon historical and anticipated experience and our assessment of inventory in the  channels.  Although we believe  that we will provide  adequate amounts for projected returns, from time to time we may experience return levels in excess of amounts provided and our amounts provided may not be sufficient for actual returns in future periods.

OUR PRODUCTS ARE  SUSCEPTIBLE TO ERRORS THAT CAN HARM OUR FINANCIAL  RESULTS AND
REPUTATION.

            The technology incorporated into our products may contain defects or errors  that  do  not  become  apparent  until  after  commercial  introduction.
Remedying such errors may delay our plans,  cause us to incur  additional  costs and adversely  affect our  operations.  The  technological  advancements  of new platforms also allow more complex software products. As software products become more  complex,  the  risk  of  undetected  errors  in our  products  when  first introduced  increases.  If,  despite  testing,  errors are found in our products after shipments have been made, we could experience a loss of or delay in timely market  acceptance,  product  returns,  loss  of  revenues  and  damage  to  our reputation.

OUR  BUSINESS  IS  DEPENDENT  ON  THIRD-PARTIES  CREATING  CONTENT FOR WHICH OUR
PRODUCTS WILL BE NEEDED.

            Our  success  depends on our  ability to  identify  and  support the
P5(TM)  enabled  specific games and other type of content.  We have  non-binding letters of intent with several companies and we are currently  reviewing several potential agreements,  but have not yet entered into binding agreements with any third  parties to develop  games that are specific to our products and therefore there  can be no  assurance  that a  sufficient  number of such  games  shall be developed. To the extent that such games are not created in a timely fashion, it could have a material  adverse  affect on the  Company's  ability to promote its products and/or achieve its planned selling price.

WE ARE DEPENDENT ON THIRD-PARTY DEVELOPERS TO COMPLETE OUR PRODUCTS.

            We  rely  on  third-party  developers  for  the  development  of our products'  technology.  Quality  third-party  developers are continually in high demand.  Due to the lack of  control  that we  exercise  over  them,  as well as technical  difficulties,  these  developers  may  not be able  to  complete  the products for us on a timely basis or within acceptable quality standards,  if at all. Also, if developers experience financial difficulties,  additional costs or unanticipated  development  delays,  we will  not be able to sell  our  products according to our schedule and may incur losses.

WE RELY ON SUPPLIERS OF COMPONENTS USED IN OUR PRODUCTS.

            Certain key components used in the  manufacture of our products,  as well as certain products,  are currently  purchased by us from single or limited
sources  that   specialize  in  these   components  or  products.   At  present,
single-sourced components include certain of our application-specific integrated circuits,  sensors (also known as bend sensors) and components.  We generally do not have long-term agreements with our single or limited sources of supply. Lead times and prices for  materials  and  components  ordered by us or our  contract manufacturers can vary  significantly and depend on factors such as the specific supplier,  contract terms and demand for a component at a given time.  From time to  time  we may  experience  supply  excesses,  shortages  and  fluctuation  in component  prices.  Shortages or  interruptions  in the supply of  components or subcontracted products, or our inability to procure these components or products from  alternate  sources at acceptable  prices in a timely  manner,  could delay shipment of our products or increase our productions costs, which could decrease our revenue or gross  margin.  Delays could also  adversely  affect our business relationships.

OUR SUCCESS WILL DEPEND ON THE CONTINUED  VIABILITY  AND FINANCIAL  STABILITY OF
OUR DISTRIBUTORS  AND RESELLERS,  AS WELL AS CONTINUED DEMAND BY THESE CUSTOMERS
FOR OUR PRODUCTS.

            We plan on selling our products not only directly,  but also through a domestic and/or international network of distributors,  sales representatives, retailers and resellers,  and our success will depend on the continued viability and financial stability of these customers, as well as continued demand by these customers for our products.  The distribution and reseller  industries have been historically  characterized  by rapid  change,  including  periods of widespread financial difficulties and consolidations, and disruptions from the emergence of alternative  distribution  channels.  Our  distributor,  retailer  and  reseller customers  generally offer products of several  different  companies,  including products competitive with our products.  Accordingly, there is a risk that these distributors,  retailers  and  resellers  may give  higher  priority,  including greater retail shelf space, to products of other  suppliers,  which would reduce demand for, and sales of, our products.

                                       10

WE RELY ON  ARRANGEMENTS  WITH  INDEPENDENT  THIRD  PARTIES FOR THE DELIVERY AND
MANUFACTURING OF OUR PRODUCTS.

            We rely on a number of independent third parties for the manufacture and delivery of our products, ranging from manufacturing, shipping, fulfillment, and customer and technical support. The termination of our arrangements with one or more of these  independent  companies,  or the failure or inability of one or more of these  independent  companies  to timely  complete  their  duties  could adversely affect our results of operations.

WE ARE SUBJECT TO THE RISK THAT OUR INVENTORY VALUES MAY DECLINE.

            The  electronic  gaming  market is  subject  to rapid  technological change,  new  and  enhanced  generations  of  products,  and  evolving  industry standards.  These changes may cause inventory to decline  substantially in value or to become obsolete.

WE ARE SUBJECT TO CREDIT AND COLLECTION RISKS.

            Our sales will  typically  be made on credit and  letters of credit, with terms that vary depending  upon the country and the customer.  As a result, we are  subject  to credit  risks,  particularly  in the  event  that any of our receivables represent sales to a limited number of customers or are concentrated in foreign markets.  If we are unable to collect on accounts  receivable as they become due and such  accounts are not covered by insurance,  it could  adversely affect our financial condition.

OUR INABILITY TO SECURE PURCHASE ORDER FINANCING OR FACTOR OUR RECEIVABLES WOULD
HAVE AN ADVERSE EFFECT ON OUR FINANCIAL CONDITION.

            We anticipate  obtaining  purchase order  financing to finance up to
100% of the letters of credit  required to order  product from the  factory.  In addition, we expect to factor up to 80% of our accounts receivable. In the event we were unable to obtain such financing or factoring  arrangements on reasonable terms,  or at all,  that would have a material  adverse  effect on our cash flow from operations and would require us to obtain  alternative  sources of funds in order to implement our business plan.

WE MAY NOT BE ABLE TO PROTECT  OUR  PROPRIETARY  RIGHTS OR AVOID  CLAIMS THAT WE
INFRINGE ON THE PROPRIETARY RIGHTS OF OTHERS.

            We attempt to protect our technology and production techniques under copyright,  trademark  and  trade  secret  laws as well as  through  contractual restrictions  on disclosure,  copying and  distribution.  However,  unauthorized third  parties may be able to copy or to reverse  engineer  our  technology.  In addition, our competitors could independently develop technologies substantially equivalent or superior to our technologies.

            As the type of peripherals  to computer and game consoles  increases and the functionality of the products overlap,  we believe that peripherals will increasingly  become the subject of claims that such  technology  infringes  the copyrights or patents of others.  Although we believe that our  technologies and the  technologies  of  third-party  developers  with  whom we  have  contractual

                                       11

relations do not and will not infringe or violate  proprietary rights of others, it is possible that infringement of proprietary  rights of others may occur. Any claims of infringement,  with or without merit, could be time-consuming,  costly and difficult to defend.

WE ARE DEPENDENT UPON OUR KEY EXECUTIVES AND HIRING ADDITIONAL PERSONNEL.

            Our success is largely  dependent on the personal efforts of certain key personnel and the hiring of additional management personnel.  The Company is currently attempting to hire a full-time chief executive officer and a full-time chief  financial  officer.  The loss of the services of one or more of these key employees,  or the  inability to hire  additional  management,  could  adversely affect our  business  and  prospects.  Our  success is also  dependent  upon our ability to hire and retain additional qualified operating,  marketing, technical and financial  personnel.  Competition for qualified personnel in the electronic gaming  market  is  intense,  and we may have  difficulty  hiring  or  retaining necessary  personnel  in the  future.  If we fail to hire and  retain  necessary personnel as needed, our business will be significantly impaired.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            (a)  Financial  Statement of Business  Acquired.  Audited  financial statements of Essential  Reality,  LLC for the years ended  December
            31,  2001 and 2000 and for the  period  from June 1,  1999  (date of commencement) to December 31, 2001,  including the report thereon of
            Deloitte & Touche LLP, Independent Auditors. (Incorporated herein by reference from Exhibit D to the Company's Schedule 14A filed May 21,
            2002)

            (b) Pro Forma Financial  Information.  Pursuant to Items 7(b)(2) and
            7(a)(4) of Form 8-K, the financial  statements required by Item 7(b)
            will be filed no later than September 3, 2002.

            (c)   Exhibits.

            2.1   Amended Contribution Agreement, dated as of April 24, 2002, by and among  Essential  Reality,  LLC, the Company  (f/k/a JPAL,
                  Inc.),  Martin Abrams,  John Gentile,  Anthony Gentile and LCG
                  Capital  Group,  LLC.  (Incorporated  herein by reference from
                  Exhibit A to the Company's Schedule 14A filed May 21, 2002)

            2.2   Amendment  to  Amended  Contribution  Agreement  by and  among
                  Essential Reality, LLC, the Company (f/k/a JPAL, Inc.), Martin
                  Abrams,  John Gentile,  Anthony Gentile and LCG Capital Group,
                  LLC, dated as of June 14, 2002.

                            [SIGNATURE PAGE FOLLOWS]

                                       12

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ESSENTIAL REALITY, INC.

Dated: July 3, 2002                    By: /s/ Humbert B. Powell, III
                                           -------------------------------------
                                           Name:  Humbert B. Powell, III
                                           Title: Chief Executive Officer (Acting)

                                       13

                                    EXHIBITS
                                    --------

2.1         Amended Contribution  Agreement,  dated as of April 24, 2002, by and among Essential Reality, LLC, the Company (f/k/a JPAL, Inc.), Martin
            Abrams,  John Gentile,  Anthony Gentile and LCG Capital Group,  LLC.
            (Incorporated  herein by reference  from Exhibit A to the  Company's
            Schedule 14A filed May 21, 2002)

2.2         Amendment to Amended  Contribution  Agreement by and among Essential
            Reality,  LLC, the Company (f/k/a JPAL, Inc.),  Martin Abrams,  John
            Gentile,  Anthony  Gentile and LCG Capital  Group,  LLC, dated as of
            June 14, 2002.

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